Other operating income/(expense)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Other operating income/(expense)

7. Other operating income/(expense)

	2023 £m	2022 £m	2021 £m
Upfront settlement income(1)	–	922	–
Fair value remeasurements of equity investments	(122)	256	37
Disposal of businesses and assets	61	215	552
Fair value remeasurements on contingent consideration recognised in business combinations	(791)	(1,607)	(1,058)
Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	245	(85)	(48)
Fair value adjustments on derivative financial instruments	7	3	(4)
Other income	237	61	17
	(363)	(235)	(504)
(1)On 1 February 2022, ViiV Healthcare reached agreement with Gilead Sciences, Inc (Gilead) to settle the global patent infringement litigation relating to the commercialisation of Gilead’s Biktarvy concerning ViiV Healthcare’s patents relating to dolutegravir, an anti-retroviral medication used, together with other medicines, to treat human immunodeficiency virus (HIV). Under the terms of the global settlement and licensing agreement, Gilead made an upfront payment of $1.25 billion (£922 million) to ViiV Healthcare on 15 February 2022. In addition, Gilead will also pay a 3% royalty on all future US sales of Biktarvy and in respect of the bictegravir component of any other future bictegravir-containing products sold in the US. These royalties will be payable by Gilead to ViiV Healthcare from 1 February 2022 until the expiry of ViiV Healthcare’s US Patent No. 8,129,385 on 5 October 2027 and will be recorded as royalty income in the income statement.

Fair value remeasurement on equity investments in 2023 included a loss of £17 million from the remeasurement of the Group’s retained investment in Haleon plc. See details in Note 22 'Current equity investments'.
Disposal of businesses and assets in 2023 primarily includes milestone income.
Disposal of businesses and assets in 2022 includes milestone income and the reversal of provisions no longer required.
Disposal of businesses and assets in 2021 included a net gain on disposal of the rights to the royalty stream for cabozantinib and a net gain on disposal of the cephalosporin antibiotic brands to Sandoz.
Fair value re-measurements on contingent consideration recognised as business combinations included a net charge of £934 million related to the acquisition of the former Shionogi-ViiV Healthcare joint venture, £187 million net credit payable to Novartis related to the Vaccines acquisition, together with fair value movements on related hedging contracts and a charge of £44 million relating to the contingent consideration on the acquisition of Affinivax primarily relating to the unwind of the discount.
Other income in 2023 primarily includes net income from dividends related to investments, including £49 million dividends received from the retained investment in Haleon plc.